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                                                                   EXHIBIT 10.13

                              AMENDED AND RESTATED
                             COOPER INDUSTRIES, INC.
                              DIRECTORS' STOCK PLAN
                   (AS AMENDED AND RESTATED FEBRUARY 14, 2001)


1.       Purpose and Authorized Shares.

         1.1 The purpose of this Directors' Stock Plan (the "Plan") is to align more closely the interests of the nonemployee Directors of Cooper Industries, Inc. (the "Company") with the interests of the Company's shareholders and to attract, motivate and retain experienced and knowledgeable Directors. Accordingly, the Company will distribute shares, or options to purchase shares, of Common Stock of the Company to nonemployee Directors on the terms and conditions set forth in this Plan.

         1.2 The total number of shares of Common Stock available for issuance under this Plan is 200,000, subject to adjustment pursuant to Section
         11. Shares available for issuance under this Plan may be authorized and unissued shares or treasury shares, as the Company may determine from time to time. Any shares that have been subject to an option which for any reason expires or is terminated unexercised shall again be available for grants of options.

2.       Definitions.  As used in the Plan:

         2.1 "Board" means the Board of Directors of the Company.

         2.2 For all purposes of the Plan, a "Change in Control" shall have occurred if any of the following events shall occur:

                  (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

                  (b) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13(d)(3) or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock;

                  (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or


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                  (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this Section 2.2(e), each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

                  Notwithstanding the foregoing provisions of Section 2.2(c) or 2.2(d) hereof, unless otherwise determined in a specific case by majority vote of the Board, a Change in Control shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company,
         (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the Voting Stock, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

         2.3 "Change in Control Price" means the higher of (i) the Fair Market Value on the date of determination of the Change in Control or (ii) the highest price per share actually paid for the Common Stock in connection with the Change in Control of the Company.

         2.4 "Common Stock" means the Common Stock, par value $5.00 a share, of the Company.

         2.5 "Deferral Election" shall have the meaning set forth in Section 5 hereof.

         2.6 "Deferred Shares" shall have the meaning set forth in Section 5 hereof.

         2.7 "Deferred Share Account" shall have the meaning set forth in
         Section 5 hereof.

         2.8 "Dividend Equivalents" shall have the meaning set forth in Section 5 hereof.

         2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.10 "Fair Market Value" of a share of Common Stock, as of any date, means the average of the high and low sales prices of a share of Common Stock as reported on the Stock Exchange composite tape on the applicable date, provided that if no sales of Common Stock were made on the Stock Exchange on that date, the average of the high and low prices as reported on the composite tape for the preceding day on which sales of Common Stock were made.

         2.11 "Grant Date" shall mean the day on which the Annual Meeting of Shareholders commences.

         2.12 "Participant" means a member of the Board who is not an officer or employee of the Company or any of its subsidiaries.


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         2.13 "Stock Exchange" means the New York Stock Exchange, Inc. ("NYSE")
         or, if the Common Stock is no longer included on the NYSE, then such other market price reporting system on which the Common Stock is traded or quoted.

         2.14 "Voting Stock" means securities entitled to vote in an election of Directors of the Company.

3.       Administration.

         3.1 This Plan shall be, to the maximum extent possible, self-effectuating. This Plan shall be construed, interpreted and, to the extent required, administered by the Board or a committee appointed by the Board to act on its behalf under this Plan. Notwithstanding the foregoing, no Director shall participate in any decision relating solely to his or her benefits. Subject to the foregoing, the Board may resolve any questions and make all other determinations and adjustments required by this Plan, maintain all the necessary records for the administration of the Plan, and provide forms and procedures to facilitate the implementation of this Plan.

         3.2 Any determination of the Board or committee made in good faith shall be conclusive. In performing its duties, the Board or the committee shall be entitled to rely on public records and on information, opinions, reports or statements prepared or presented by officers or employees of the Company or other experts believed to be reliable and competent. The Board or the committee may delegate ministerial, bookkeeping and other nondiscretionary functions to individuals who are officers or employees of the Company.

4. Award of Stock. Each Participant shall receive annually on the Grant Date an award of 500 shares of Common Stock for services to be provided by the Participant as a Director from the Grant Date until the next Annual Meeting of the Shareholders. Any Participant who is newly elected or appointed to the Board after the Grant Date shall receive a pro rata award for the year such Participant is elected or appointed. For example, if the Company has four regular Board meetings during the year, the pro rata award to a newly elected or appointed Participant would be as follows:

     (a) if elected or appointed at or before the first regular Board meeting following the Grant Date, an award of 375 shares on the date of his or her election or appointment to the Board;

     (b) if elected or appointed at or before the second regular Board meeting following the Grant Date, an award of 250 shares on the date of his or her election or appointment to the Board; or

     (c) if elected or appointed at or before the third regular Board meeting following the Grant Date, an award of 125 shares on the date of his or her election or appointment to the Board.

A Participant shall not be required to make any payment for any shares delivered under this Section 4, other than services rendered as a Director. Upon delivery of the shares, the recipient shall have the entire beneficial ownership interest in, and all rights and privileges of an owner as to those shares, including the right to vote the shares and to receive dividends thereon.

5.       Deferral Election.

         5.1 Prior to the Grant Date, each Participant may make an election to defer the receipt (a "Deferral Election") of all or any percentage of the shares of Common Stock otherwise payable to such Participant pursuant to Section 4 hereof. In such event, the Company shall credit to an account (a "Deferred Share Account") maintained on behalf of such Participant, as of the date on which the shares would otherwise be transferred hereunder, the shares of Common Stock deferred ("Deferred Shares"). Any Deferral Election shall be in writing, shall specify the percentage of shares to be deferred, and shall be irrevocable for the award for which the Deferral Election is made. Notwithstanding the foregoing, any Participant who is newly elected or appointed to the Board after the Grant Date may make the election under


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this Section 5 on the date of his or her election or appointment to the Board with respect to the percentage of the new Participant's pro-rata award that is to be deferred.

         5.2 Deferred Shares will be distributed in whole shares of Common Stock and cash in lieu of fractional shares. At the time of the Deferral Election, the Participant shall elect to receive the Deferred Shares in either a lump sum or in no more than 10 substantially equal annual installments. The lump sum will be paid on either (i) the March 1 following the Participant's cessation of service on the Board or (ii) a date designated by the Participant on the Deferral Election. Installment payments shall commence on the March 1 following the Participant's cessation of service on the Board and shall continue on each March 1 until all Deferred Shares are distributed. All Deferral Elections are subject to Section 12 of this Plan.

         5.3 In the event of the Participant's death before distribution of all of his or her Deferred Shares, the balance of the Deferred Shares shall be distributed in a lump sum to the beneficiary or beneficiaries designated in writing by the Participant, or if no designation has been made, to the estate of the Participant.

6. Dividend Equivalents. Deferred Shares shall be credited with an amount equal to the dividends that would have been paid on an equal number of outstanding shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be credited (i) as of the payment date of such dividends, and (ii) only with respect to Deferred Shares credited to such Participant prior to the record date of the dividend. When credited, Dividend Equivalents shall be converted into an additional number of Deferred Shares as of the payment date of the dividend, based on the Fair Market Value on such payment date. Such Deferred Shares shall thereafter be treated in the same manner as any other Deferred Shares under the Plan.

7. Rights as a Shareholder. Except as otherwise expressly provided herein with respect to Dividend Equivalents, a Participant shall have no rights as a shareholder of the Company with respect to any Deferred Shares until he or she becomes the holder of record of such shares.

8. Vesting. A Participant shall be 100% vested in his or her Deferred Share Account at all times.

9. Award of Stock Options. In each year commencing in 1996, each Participant shall receive on the Grant Date a nonqualified option to purchase 1,000 shares of Common Stock, upon the terms and conditions set forth in this Plan.

10. Terms and Conditions of Options.

         10.1 The option exercise price shall be the Fair Market Value on the Grant Date.

         10.2 The option shall become fully exercisable on the third anniversary of the Grant Date. If, prior to the third anniversary of the Grant Date, the Participant ceases to be a Director of the Company for any reason other than death or retirement in accordance with the Board's retirement policy, the option rights shall terminate immediately. If the Participant dies while serving as a Director of the Company or retires in accordance with the Board's retirement policy, all outstanding options shall become fully exercisable immediately.

         10.3 The duration of stock options shall be 10 years from the Grant
Date.

         10.4 Options may be exercised in whole or in part by delivering to the Company at its principal executive office (directed to the attention of the Secretary or Assistant Secretary) a written notice, signed by the Participant or by the Participant's executor, administrator or a person entitled by will or the laws of descent and distribution to exercise the option, as the case may be, of the election to exercise the option and stating the number of shares in respect of which it is then being exercised. The option shall be deemed exercised as of the date the Company receives such notice. Payment of the exercise price shall be made in cash or with shares of Common Stock or a


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combination of both delivered at the time that an option, or any part thereof, is exercised.

         No shares shall be issued pursuant to the exercise of an option until full payment therefor is received. Common Stock used as payment shall have been owned by the Participant not less than six months preceding the date the option is exercised and shall be valued at its Fair Market Value.

         10.5 An option may be exercised only by the Participant or, in the case of the Participant's death, by the executor or administrator of the Participant's estate or by the person who acquired the right to exercise such option by bequest or inheritance. After the Participant ceases to be a member of the Board, vested options may be exercised for the remaining term of the option or for a period of five years, whichever is less.

         10.6 An option shall not be transferable by the Participant other than by will or by the laws of descent and distribution.

11. Changes in Common Stock. In the event of any change in the number of outstanding shares by reason of any stock dividend, stock split, recapitalization, merger, consolidation, exchange of shares or other similar corporate change, the following shall be adjusted appropriately to reflect such change: (i) the number of shares available for issuance under the Plan; (ii) the number of shares awarded pursuant to Section 4; (iii) the number of shares credited to a Deferred Share Account pursuant to Section 5; (iv) the number of shares granted in each option pursuant to Section 9; (v) the number of shares subject to outstanding options; and (vi) the option exercise price per share.

12. Change in Control. In the event of a Change in Control, all outstanding options shall be canceled and the Company shall make a payment in cash to each Participant with an outstanding option, within 10 days after the effective date of the Change in Control, in an amount equal to the excess of the Change in Control Price over the option exercise price times the number of shares subject to the outstanding option. Upon a Change in Control, all Deferred Shares, to the extent credited prior to the Change in Control, shall be issued immediately, or if the Common Stock is no longer trading on the Stock Exchange, shall be paid immediately in cash. For purposes of this Section 12, the cash equivalent value of a Deferred Share shall be the Change in Control Price. Notwithstanding the foregoing, (i) at the Company's option, the Company may issue shares in lieu of making a cash payment with respect to outstanding stock options if the payment of cash would have the adverse effect of preventing a pooling of interest transaction that was approved by the Board of Directors, or (ii) in the event of a corporate merger, consolidation, exchange of shares or other similar corporate change, the Board of Directors shall be authorized to issue or assume stock options by means of a substitution of new options for previously issued options or an assumption of previously issued options.

13. Amendment and Termination. The Board may, from time to time, amend or terminate the Plan; provided, however, that no amendment or termination shall adversely affect the rights of any Participant without his or her consent with respect to outstanding options, and no amendment shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 under the Exchange Act in order to preserve the exemptions provided by Rule 16b-3. In addition, the provisions of this Plan that determine the amount, price or timing of awards shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Internal Revenue Code of 1986, as amended or the rules thereunder), unless such amendment is consistent with Rule 16b-3.

14. Effective Date. This Plan shall be effective on the date shareholder approval is obtained and shall continue for a period of 10 years after the effective date, provided that options that are outstanding 10 years after the effective date shall continue to be outstanding and exercisable in accordance with their terms.


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15. Interpretation. It is the intent of the Company that this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 under the Exchange Act so that Participants will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Any contrary interpretation shall be avoided.

16. Government and Other Regulations. The obligations of the Company to deliver shares under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any government agency as may be required, including, without limitation, compliance with the Securities Act of 1933, as amended.

17. No Right to Continue as a Director. Nothing contained in this Plan shall be deemed to confer upon any Participant any right to continue as a Director of the Company.

18. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant thereto, shall be governed by the laws of the State of Ohio.


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